UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2020

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.375 per share	TNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in more detail below under Item 5.07, at the Annual Meeting of Shareholders on April 29, 2020 (the “2020 Annual Meeting”), the shareholders of Tennant Company (the “Company”) approved the Tennant Company 2020 Stock Incentive Plan (the “2020 Plan”). The 2020 Plan reserves 1,750,000 shares for issuance of awards under the plan, which amount is subject to adjustment as described in the plan. Following approval of the 2020 Plan, no further awards will be granted under the Tennant Company 2017 Stock Incentive Plan. The material terms of the 2020 Plan are described in the Company’s proxy statement for the 2020 Annual Meeting filed on March 19, 2020, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the 2020 Annual Meeting for purposes of electing three directors, ratifying the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020, providing advisory approval of executive compensation and approving the 2020 Plan. Results of shareholder voting on these matters were as follows:

	For	Against	Abstain	Broker Non-Vote
1. Each of the following three Class I directors was elected for a three-year term expiring in 2023:
Carol S. Eicher	16,623,558	267,931	13,887	742,322
Maria C. Green	16,806,313	77,683	21,380	742,322
Donal L. Mulligan	16,707,608	183,343	14,425	742,322

	For	Against	Abstain	Broker Non-Vote
2. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020 was ratified.	17,515,593	126,742	5,363	0

	For	Against	Abstain	Broker Non-Vote
3. Advisory approval of executive compensation was received.	16,196,970	541,128	167,278	742,322

	For	Against	Abstain	Broker Non-Vote
4. Approval of the Tennant Company 2020 Stock Incentive Plan was received.	15,586,601	1,194,937	123,838	742,322

There were 18,426,186 shares of common stock entitled to vote at the meeting and a total of 17,647,698 (95.77%) shares were represented at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: May 4, 2020	By:	/s/ Mary E. Talbott
Mary E. Talbott
Senior Vice President, General Counsel and Secretary